聘用协议

甲方(用人单位)

公司名称：深圳盛世电梯股份有限公司

公司地址：深圳市龙华新区大浪街道英泰路12号

联 系 人：________ 联系电话：________

乙方(员工)

姓 名：张宏林

身份证号码：110105196301306573

现居住地址（通讯地址）：北京市通州区北京ONE4号楼2单元605

联系电话：13801212258

根据《中华人民共和国民法通则》、《中华人民共和国合同法》和有关规定，甲乙双方经平等协商一致、自愿签定本聘用协议，共同遵守本协议所例条款。

一、本协议适用对方

本协议适用于甲方聘请的退休人员。本协议所称退休人员是指已达到国家规定退休年龄的人员，或未达到规定退休年龄但已依法享受养老保险金、退休金的人员。

二、聘用期限

聘用期为三年，自 2017 年 6 月 1 日起至 2020 年 5 月 31 日止。协议每年一签，每年期满双方可继续重新签订本协议。

三、工作内容和工作地点

1、乙方的工作内容（岗位或工种）顾问，乙方同意并保证按照甲方确定的职（岗）位责任或岗位说明书、下达的工作计划或任务指标，按时、按质、按量完成工作任务。

乙方充分理解并同意：甲方有权根据业务或工作需要，乙方的身体状况、工作能力和表现，考评结果和甲方的工作调整制度等对乙方从事的工作予以调整。

其方式主要有：职务晋升或降低、安排到新的部门或区域工作、参与重大项目、课题或重大业务活动、待岗培训等，甲方以书面通知（电子邮件等）形式告知乙方，乙方不提出书面异议的即视为对工作变动的认可升、降职务或变更工作岗位后，乙方的工资待遇应根据双方的约定执行。乙方收到甲方变更通知之日起三日内到变换部门报到，逾期未到指定部门进行报到超过【　　】日的，按旷工处理。

因市场或企业经营如企业工厂外迁等客观情况发生重大变化，甲方必须调整经营策略，重置组织架构和人员编制而导致职(岗)位取消或人员编制减少时，可以甲方与乙方协商变更《聘用协议》或甲方有权解除《聘用协议》。

2、乙方的工作地点：＿＿＿深圳盛世电梯股份有限公司＿＿＿

乙方在入职及签订本协议时，已详细了解了甲方及其分支机构、关联公司、合作公司的分布地域，乙方自愿接受甲方根据工作需要对乙方工作地点进行的变更，包括但不限于：深圳及甲方其分支机构、关联公司、合作公司的所在地。

乙方同意甲方根据工作需要安排乙方到协议约定的工作地点以外的地方从事临时性或暂时性的工作或其它工作职（岗）位，但在临时调整期间，乙方的职（岗）位标准总薪酬保持不低于原来水平，福利标准按调整工作所在公司、部门的福利标准确定。

四、工作时间

甲方安排乙方从事的工作内容、任务实行责任制，乙方应本着诚信原则按甲方要求完成，工作时间按照每日工作＿8＿小时，每周工作＿60＿小时（不超过40小时），每周至少休息一日。

五、聘用报酬

1、双方约定以＿＿双方确认并签署的《劳务报酬确认单》＿＿确定乙方劳务报酬。

2、甲方每月＿20＿日发放上月乙方所得劳务报酬。

3、乙方加班工资、假期工资及特殊情况下的工资支付按有关法律、法规的规定执行。

4、甲乙双方对劳务报酬的其它约定＿按公司相关薪酬制度执行＿。

六、其他待遇

根据社会保险法规有关规定，甲方为退休人员依法不再享受甲方单位的社会

保险 。

乙方保证：

1、身体健康，不存在不能胜任聘用工作的疾病；

2、遵守甲方规章制度和保密规定。

七、规章制度

1、乙方应遵守国家和省、市有关法律法规和甲方依法制定的规章制度，按时完成工作任务提高职业技能，遵守安全操作规程和职业道德。

2、甲方依法制定的规章制度，包括但不限于适用于全公司的管理规定，或适用于乙方所在部门和所在岗位的有关规定，如员工手册（各项管理制度）、岗位职责、培训协议、保密协议、安全准则等其效力与本合同条款同等。

3、乙方严重违反公司规章制度和劳动纪律，按开除处理，不支付离职补偿。乙方重大违纪行为包括，但不限于下列行为：

A. 利用职权受贿或谋取不正当利益的；

B. 盗窃他人或公司财产（包括知识产权等无形资产）的；

C. 聚众闹事妨碍正常工作秩序的；

D. 违反安全制度，导致重大人身（造成人员伤残）或财产损失（1万元以上）的；

E. 故意损害、侵占、挪用公司财物的；

F. 未经甲方书面同意，在其他企业或机构兼职、任职的；

G. 渎职、失职，给公司造成重大财产（1万元以上）或商誉损失的；

H. 无故连续旷工3天以上或一年累计旷工7天以上的；

I. 一个月迟到早退超过5次，经批评教育无改善的；

J. 违法犯罪的；

K. 其他严重违反乙方规章制度的。

八、协议的变更、解除、终止

1、协议期限届满，本协议终止。

2、订立本协议所依据的客观情况发生重大变化，致使本协议无法履行，或甲认

梯股份有
专用章

为乙方不具备用工条件的则有权解除本聘用协议。

3、甲、乙双方协商一致、本协议可以变更。

4、若乙方未能按照本协议约定进行工作，甲方有权根据对乙方的考核结果，提前终止本协议。本协议的解除或终止不适用《劳动法》等劳动和社会保障法律法规等规范性文件中相关规定。

九、双方认为需要约定的其他条款

1、乙方应提交自身的体检报告及如实告知其身体状况，如有不能胜任或是身体状况无法承受的情况，返聘人员应提前与甲方说明。若因乙方故意隐瞒，而导致工作中乙方出现身体损害的，由乙方承担一切后果。

2、乙方必须按规定提供各项真实、合格、有效的证件及资料（具体资质、资格或退休证明手续等作为本协议的附件【】）。若乙方提供的证件及资料有虚假、欺骗等现象，甲方可解除本协议，不作任何经济补偿；如因乙方行为造成甲方损失，甲方有权向乙方要求赔偿。

3、甲方或乙方解除本协议，须提前 30 天书面通知对方并办理工作交接手续。乙方须在甲方安排人员接岗并完成接交工作后方可离岗，乙方工作接交未完成而解除本协议给甲方造成经济损失的，按本协议约定的报酬双倍承担违约金。

4、本协议双方均应对因协商、签署及执行本协议而了解的的商业秘密严格保密。

5、因本协议引起的或与本协议有关的任何争议，应由双方通过友好方式协商解决。如双方经协商不能达成一致时，则将争议提交甲方所在地有管辖权的人民法院解决。

6、乙方指定信件接收地址为：北京市通州区水亭0M区4号楼2单元605，除本人外其他收件人为：__________，收件地址或除本人之外的其他收件人有变更，乙方应及时书面通知甲方，否则甲方依该地址及收件人邮寄文件视为合法有效。

7、协议未尽事宜，甲乙双方友好协商解决或签订补充协议另行约定，补充协议同样具有相关法律效力。

8、本协议壹式贰份，甲乙双方各执壹份，经双方代表签字及单位盖章后即具法律效力。

9、双方一致确认以下文件或资质证件等作为本协议的附件，与本协议具有同等法律效力。

以下为签字页：

甲方：　　　　　　　　　　　　　　　　　乙方：

（盖章）　　　　　　　　　　　　　　　　（签字）

日期：　　年　　月　　日　　　　　　　　日期：　　年　　月　　日

保密协议

甲方：深圳盛世电梯股份有限公司

地址：深圳市龙华区大浪街道英泰路 12 号

法定代表人：金徐凯　　　　联系电话：0755-28172524

乙　方：张宝彬　　　　身份证号码：110105196301306573

联系地址：北京海淀区　　　　电　话：13892212258

鉴于乙方在甲方任职，已经(或将要)知悉甲方的专利及商业秘密（以下简称商业秘密）。为了明确乙方的保密义务，有效保护甲方的商业秘密，防止该商业秘密被公开、披露或以任何形式泄漏，并将获得甲方支付的相应报酬，双方当事人就乙方在任职期间及离职以后应保守甲方技术秘密和其他商业秘密及竞业限制有关事项达成以下协议，根据《中华人民共和国专利法》《中华人民共和国合同法》、《中华人民共和国反不正当竞争法》《中华人民共和国劳动合同法》及国务院有关部委的规定、最高人民法院司法解释等法律法规的规定，现甲、乙双方本着平等、自愿、公平和诚实信用的原则签订本保密协议，以资共同遵守：

一、双方确认，乙方在甲方任职期间，因履行职务或者主要是利用甲方的物质技术条件、业务信息等产生的发明创造、作品、计算机软件、技术秘密或其他商业秘密信息，有关的知识产权均属甲方享有。甲方可以在其业务范围内充分自由地利用这些发明创造、作品、计算机软件、技术秘密或者其他商业秘密信息，进行生产、经营或向第三方转让。

二、乙方应当依甲方的要求，提供一切必要的信息和采取一切必要的行为，包括协助申请、注册、登记等，协助甲方取得和行使有关的知识产权。

三、乙方在甲方任职期间，必须遵守甲方的规章制度、入职须知、员工手册、及日常通知函件中涉及保密义务规定的任何成文或不成文的保密规章制度，履行与其工作岗位相应的保密职责。在发现他人有侵犯甲方技术秘密及其他商业秘密的行为时，有义务有责任及时向甲方报告。甲方的保密规章、制度没有规定或者规定不明确之处，乙方亦

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守商业秘密的要求，披露，使用或者允许他人使用其所掌握的商业秘密，因此给甲方造成重大经济损失的，除赔偿损失外，甲方有权将乙方移送司法机关追究刑事责任。

十二、本合同提及的技术秘密，包括但不限于：技术方案、工程设计、电路设计、制造方法、配方、工艺流程、技术指标、计算机软件、数据库、研究开发记录、技术报告、检测报告、实验数据、试验结果、图纸、样品、样机、模型、模具、操作手册、技术文档、相关的函电等等。

本合同提及的其他商业秘密，包括但不限于：客户名单、地址及联系方式、市场需求信息、市场行销计划、采购资料、定价政策、费用预算、利润情况、财务资料、进货渠道、投资决策、竞争策略及关系到甲方目前或将来的业务、研究与发展的信息或材料等等。

产品信息：包括产品立项报告、开发计划、开发进度、命名规则、定价策略、样机、模具、模型等。

经营信息：包括客户名单、销售计划、销售数据、生产出货计划、进货渠道、采购计划、供应商信息、财务报表及数据、统计报表、仓库帐册、会计资料、员工工资资料、甲方尚未付诸实施的经营战略、计划、项目及决策，各种对内对外协议、人事档案资料、内部通讯录、骨干及核心管理、技术人员的联系方式等等。

甲方负有保密义务的属于第三人所有的商业秘密或知识产权等信息。

其他信息：乙方在甲方任职期间，因经过培训、履行职务或者主要是利用甲方的物质技术条件、业务信息等获取的一切与甲方商业秘密相关的所有信息。

十二、本合同中所称的任职期间，是指劳动合同期内。

本合同中所称的离职，是指乙方与甲方解除/终止劳动关系(无论何种原因)。

十三、乙方承诺对以下项目的全部权利、所有权及利益转让给甲方。这些项目是指从今以后由乙方单独或与人合作而完成、构思或创造的任何发明、有用产品的设计（无论该设计是否为装饰方面的），计算机程序和相关文件，以及其他著作（所有这些以下统称为“成果”），与甲方目前或将来的业务、研究或发展有关，是乙方在为代表甲方工作时，根据任何分配给乙方的任何或完成的工作而得到的，或提出的或利用甲方的物质条件(包括资金、设备、零部件、原材料或者不向外公开的技术资料等)完成的发明创造，无论这些成果是否可以授予专利权、保留版权或可以接受其他形式的保护。

十四、乙方的竞业限制义务

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乙方同意在受聘于甲方期间及劳动合同解除之后的2年内不会加入甲方公司的竞争对手，亦不会直接或间接地以任何方式（包括但不限于以所有人、股东、合伙人、员工、董事、监事、代理人或顾问的身份）从事任何与甲方公司或其关联公司所提供的服务和生产、代理的产品相竞争的业务。根据中国适用的法律法规，乙方履行竞业禁止协议约定的职责将会获得甲方给予的补偿，而且该补偿将于聘用合同解除或终止之后2年内相应地按月支付；但是，甲方有权依其自行决定缩短或解除乙方的该等竞业禁止要求，从而无需在聘用关系解除时向乙方支付上述补偿。

如因乙方的原因而导致甲方支付竞业限制补偿费不能的，乙方不得就此主张解除竞业限制协议，乙方仍得承担竞业限制义务，如乙方违反竞业限制协议的，甲方按照本协议约定的条款向乙方主张违约责任的权利并不因此而丧失。

十五、如果本协议的任何条款成为无效的、非法的或无法实施的，其余条款的有效性、合法性和可实施性不因此受到任何方式的影响或削弱。

十六、因本合同而引起的纠纷，如果协商解决不成，任何一方均有权向深圳市有管辖权的司法机构提起仲裁或诉讼。双方同意，选择甲方住所地的劳动争议仲裁委员会通过调解、仲裁解决；对仲裁裁决不服的，可在法定期限内向人民法院提起诉讼。上述约定不影响甲方请求知识产权管理部门对侵权行为进行行政处罚。

十七、乙方如违反本合同任一条款，应当一次性向甲方支付其平均年收入一倍的违约金。无论违约金给付与否，甲方均有权不经预告立即解除与乙方的聘用关系。乙方违约行为给甲方造成的损失(损失赔偿额为甲方因乙方的违约行为所受到的投资收益未能实现的经济损失)大于违约金数额的部分,乙方应当就该部分损失另行补充赔偿给甲方。

如果乙方不履行本协议第十四条所列义务，除应退还依据本协议第十五条取得的补偿费外，还应按照甲方应支付竞业限制补偿费总额双倍的代价一次性向甲方支付违约金，如违约金不足以弥补甲方损失的，乙方应继续承担甲方的损害赔偿责任。

乙方的违约行为给甲方造成损失的，乙方应当赔偿甲方的损失。违约金不能代替赔偿损失，但可以从损失额中抵扣。

若违约责任发生在劳动合同期内，甲方可单方即时解除与乙方的劳动关系，且无任何经济补偿，并有权要求乙方承担损害赔偿责任。

因乙方违约，甲方维护合法权益所支出的合理费用应由乙方承担，包括调查取证费、律师费、诉讼费、差旅费、交通费等。

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因乙方违约，侵犯甲方商业秘密，情节严重、触犯《中华人民共和国刑法》的，甲方有权提请公安司法机关追究乙方的刑事责任。

十八、本合同如与双方以前的口头或书面协议有抵触，以本合同为准。本合同的修改必须采用双方同意的书面形式。

十九、本合同壹式贰份，甲、乙双方各执壹份，自双方签署之日起生效，具有同等法律效力。

二十、双方确认，在签署本合同前已仔细审阅过合同的内容，并完全了解合同各条款的法律含义。

甲　方：深圳盛世电梯股份有限公司　　　　乙　方：张宝柱

深圳盛世电梯股份有限公司 行政专用章

日　期：　年　月　日　　　　日　期：　年　月　日

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